                               PLEDGE AGREEMENT
                               ----------------

          THIS PLEDGE AGREEMENT (this "Pledge Agreement"), dated as of February __, 1997 is made by PEN-TAB HOLDINGS, INC. (FORMERLY KNOWN AS PEN-TAB INDUSTRIES, INC.), a Virginia corporation (the Pledgor"), in favor of BANK OF AMERICA ILLINOIS (the "Bank").


                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, PEN-TAB INDUSTRIES, INC., a Delaware corporation (the "Borrower"), has entered into that certain Second Amended and Restated Loan and Security Agreement, dated as of even date herewith (said Second Amended and Restated Loan and Security Agreement, as amended, supplemented, modified, restated, refinanced, refunded or renewed from time to time, the "Credit Agreement"; capitalized terms not otherwise defined herein are used herein as defined in the Credit Agreement) with the Bank, pursuant to which the Bank has agreed to make Revolving Loans and issue Letters of Credit on behalf of Borrower, subject to the terms and conditions of the Credit Agreement;

          WHEREAS, the Borrower is party to that certain Reimbursement Agreement dated as of even date herewith between the Borrower and the Bank (said Reimbursement Agreement, as amended, supplemented, modified, restated, refinanced, refunded or renewed from time to time, the "Reimbursement Agreement"), pursuant to which the Bank has issued an irrevocable letter of credit for the account of Borrower, subject to the terms and conditions of the Reimbursement Agreement;

          WHEREAS, as a condition precedent to the making of the Revolving Loans and the issuance of the Letters of Credit by the Bank under the Credit Agreement and the continuance of the irrevocable letter of credit under the Reimbursement Agreement, the Pledgor is required to execute and deliver this Pledge Agreement;

          WHEREAS, the Pledgor will derive significant direct and indirect benefits from the making of the Revolving Loans and the issuance and continuation of the Letters of Credit by the Bank; and

          WHEREAS, the Pledgor has duly authorized the execution, delivery and performance of this Pledge Agreement.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Bank to make Revolving Loans to the

Borrower pursuant to the Credit Agreement and the Bank to issue and/or continue Letters of Credit pursuant to the Credit Agreement and the Reimbursement Agreement, the Pledgor agrees, for the benefit of the Bank, as follows:


                                   ARTICLE I

                                  DEFINITIONS

          Section 1.1  Certain Terms.  The following terms when used in this
                       -------------
Pledge Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

          "Bank" is defined in the Preamble.
                                   --------

          "Borrower" is defined in the first Recital.
                                       -------------

          "Collateral" is defined in Section 2.1.
                                     -----------

          "Credit Agreement" is defined in the first Recital.
                                               -------------

          "Credit Documents" is defined in Section 2.2.
                                           -----------

          "Distributions" means all stock dividends, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, and other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Securities or other shares of capital stock constituting Collateral, but shall not include Dividends.

          "Dividends" means cash dividends and cash distributions with respect to any Pledged Securities made out of capital surplus.

          "Event of Default" means an "Event of Default" under the Credit Agreement or the Reimbursement Agreement.

          "Pledge Agreement" is defined in the Preamble.
                                               --------

          "Pledged Securities" means all shares of capital stock, or other equity interest of the Borrower, and all of the certificates and instruments representing such shares of capital stock or other equity interest.

          "Pledgor" is defined in the Preamble.
                                      --------

          "Secured Obligations" is defined in Section 2.2.
                                              -----------

          "U.C.C." means the Uniform Commercial Code as in effect in the State of Illinois, as the same may be amended from time to time.

          SECTION 1.2  Credit Agreement Definitions.  Unless otherwise defined
                       ----------------------------
herein or the context otherwise requires, terms used in this Pledge Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

          SECTION 1.3  U.C.C. Definitions.  Unless otherwise defined herein or
                       ------------------
the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Pledge Agreement, including its preamble and recitals, with such meanings.


                                  ARTICLE II

                                    PLEDGE

          SECTION 2.1  Grant of Security Interest.  The Pledgor hereby pledges,
                       --------------------------
hypothecates, assigns, charges, mortgages, delivers, and transfers to the Bank, and hereby grants to the Bank, a continuing security interest in, all of the following property (the "Collateral"):

          (a)  all Pledged Securities identified in Attachment 1 hereto;

          (b)  all other Pledged Securities issued from time to time;

          (c) all Dividends, Distributions, interest, and other payments and rights with respect to any Pledged Securities to which the Pledgor is entitled or entitled to receive a security interest; and

          (d)  all proceeds of any of the foregoing.

          SECTION 2.2  Security for Obligations.  This Pledge Agreement secures
                       ------------------------
the payment in full of all obligations of every nature of the Borrower and the Parent now or hereafter existing under the Credit Agreement, the Revolving Note, the Reimbursement Agreement, the Guaranty and the other Loan Documents and LC Documents (as such term is defined in the Reimbursement Agreement) (such documents collectively, the "Credit Documents") whether for principal, interest, costs, fees, expenses, or otherwise (all such obligations of the Borrower being the "Secured Obligations").

          SECTION 2.3  Delivery of Pledged Securities; Registration of Pledge,
                       -------------------------------------------------------
Transfer, etc.  All certificates or instruments representing or evidencing any
-------------
Collateral, including all Pledged Securities, shall be delivered to and held by or on behalf of the Bank pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank. Prior to the delivery thereof to the Bank, such certificates or instruments shall be held by the Pledgor separate and apart from its other property and in express trust for the Bank. To the extent the Pledgor has such rights, the Bank shall have the right, at any time, to transfer to, or to register in the name of the Bank or any of its nominees, any or all of such Pledged Securities, subject only to the revocable rights of the Pledgor specified in clause (c) of Section 4.4. In addition, to the extent the
                                   -----------
Pledgor has such rights, the Bank shall have the right at any time after a Default shall have occurred and be continuing to exchange certificates or instruments representing or evidencing any Pledged Securities for certificates or instruments of smaller or larger denominations.

          SECTION 2.4  Dividends.  In the event that any Dividend to which the
                       ---------
Bank is entitled or entitled to receive a security interest is to be paid on any Pledged Securities at a time when no Event of Default has occurred and is continuing, and the proceeds of such Dividend have not previously been required to be applied to any of the Secured Obligations, such proceeds may be paid directly to the Pledgor.

          SECTION 2.5  Continuing Security Interest.  This Pledge Agreement
                       ----------------------------
shall create a continuing security interest in the Collateral and shall

          (a) remain in full force and effect until payment in full of all Secured Obligations and the termination of all contractual obligations of the Bank under any Credit Document to extend credit of any nature to Borrower,

          (b) be binding upon the Pledgor and its successors, transferees and assigns, and

          (c) inure to the benefit of the Bank and its successors, transferees, and assigns.

Without limiting the foregoing clause (c), pursuant to the terms of the Credit Documents, the Bank may assign, or otherwise transfer (in whole or in part) the Secured Obligations to any other Person or entity, and such other Person or entity shall thereupon become vested with all the benefits in respect thereof granted to the Bank under any Credit Document (including this Pledge Agreement) or otherwise. Upon the payment in full of the Secured Obligations and the termination of all contractual obligations of the Bank under any Credit Document to extend credit of any nature to Borrower, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Pledgor. Upon any such termination, the Bank will, at the Pledgor's sole expense, deliver to the Pledgor, without any representations or warranties of any kind whatsoever, all certificates and instruments representing or evidencing all Pledged Securities of the Pledgor, together with all other Collateral held by the Bank hereunder, and execute and deliver to the Pledgor, at the Pledgor's sole expense, such documents as the Pledgor shall reasonably request to evidence such termination.


                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

          The Pledgor represents and warrants unto the Bank, as at the date of each pledge and delivery hereunder (including each pledge of Pledged Securities) by the Pledgor to the Bank of any Collateral, as follows:

          SECTION 3.1  Ownership, No Liens, etc.  The Pledgor is the legal and
                       ------------------------
beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) all the Collateral pledged by it under this Pledge Agreement, free and clear of all liens, security interests, options, or other charges or encumbrances.

          SECTION 3.2  As to Pledged Securities.  In the case of any Pledged
                       ------------------------
Securities constituting such Collateral, all of such Pledged Securities are duly authorized and validly issued. The Pledged Securities represent 100% of the issued and outstanding stock of the Borrower.

          SECTION 3.3  Authorization, Approval, etc.  Except as may have been
                       ----------------------------
obtained, no authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required either

          (a) for the pledge by Pledgor of any Collateral pursuant to this Pledge Agreement or for the execution, delivery, and performance of this Pledge Agreement by the Pledgor, or

          (b) for the exercise by the Bank of the voting or other rights provided for in this Pledge Agreement, or, except with respect to any Pledged Securities, as may be required in connection with a disposition of such Pledged Securities by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Pledge Agreement.


                                  ARTICLE IV

                                   COVENANTS

          SECTION 4.1  Protect Collateral; Further Assurances, etc.  The Pledgor
                       -------------------------------------------
will not sell, assign, transfer, pledge, or encumber in any other manner the Collateral (except in favor of the Bank hereunder). The Pledgor will warrant and take reasonable action to defend the right and title herein granted unto the Bank in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. The Pledgor agrees that at any time, and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Bank may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Bank to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

          SECTION 4.2  Stock Powers, etc.  The Pledgor agrees that all Pledged
                       -----------------
Securities (and all other shares of capital stock constituting Collateral) delivered by the Pledgor pursuant to this Pledge Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Bank. The Pledgor will, from time to time upon the request of the Bank, promptly deliver to the Bank such stock powers, instruments, and similar documents, satisfactory in form and substance to the Bank, with respect to the Collateral as the Bank may reasonably request and will, from time to time upon the request of the Bank after the occurrence of any Event of Default and during the continuance thereof to the extent of any right to do such, promptly transfer any Pledged Securities into the name of any nominee designated by the Bank.

          SECTION 4.3  Continuous Pledge.  Subject to Section 2.4, the Pledgor
                       -----------------              -----------
will, at all times, keep pledged to the Bank pursuant hereto all Pledged Securities and all other shares of capital stock constituting Collateral, all Dividends and Distributions with respect thereto to which the Pledgor is entitled, or entitled to receive a security interest in and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to the Pledgor in respect of any Collateral.

          SECTION 4.4  Voting Rights; Dividends, etc.  The Pledgor agrees to
                       -----------------------------
deliver (properly endorsed where required hereby or requested by the Bank) to the Bank:

          (a) after an Event of Default shall have occurred and be continuing, promptly upon receipt thereof by the Pledgor and without any request therefor by the Bank, all Dividends and Distributions (to which the Pledgor is entitled or entitled to receive a security interest therein) and all interest, all other cash payments, and all proceeds of the Collateral; and

          (b) after an Event of Default shall have occurred and be continuing, promptly upon request of the Bank, such proxies and other documents as may be necessary to allow the Bank to exercise any voting power to which the Pledgor is entitled with respect to any share of capital stock (including Pledged Securities) constituting Collateral;

provided, however, that unless an Event of Default shall have occurred and be
--------  -------
continuing, the Pledgor shall be entitled:

          (c) to exercise, in its reasonable judgment, but in a manner which would not have a material adverse effect on the value of the Pledged Securities, and in a manner not inconsistent with the terms of the Credit Documents (including this Pledge Agreement) the voting power and all other incidental rights of ownership with respect to any Pledged Securities or other shares of capital stock constituting Collateral (subject to the Pledgor's obligation to deliver to the Bank such Pledged Securities and other shares in pledge hereunder); and

          (d)  to the receipt of all Dividends in accordance with Section 2.4.
                                                                  -----------

All Dividends, Distributions, interest, cash payments, and proceeds which may at any time and from time to time be held by the Pledgor but which the Pledgor is then obligated to deliver to the Bank, shall, until delivery to the Bank, be held by the Pledgor separate and apart from its other property in trust for the Bank. The Bank agrees that unless an Event of Default shall have occurred and be continuing, the Bank shall, upon the written request of the Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the

Pledgor which are necessary to allow the Pledgor to exercise any voting power to which the Pledgor is entitled with respect to any share of capital stock (including Pledged Securities) constituting Collateral; provided, however, that
                                                        --------  -------
no vote shall be cast, or consent, waiver, or ratification given, or action taken by the Pledgor that would impair any Collateral or be inconsistent with or violate any provision of the Credit Documents (including this Pledge Agreement).

                                   ARTICLE V

                                   REMEDIES

          SECTION 5.1  Certain Remedies.  If any Event of Default shall have
                       ----------------
occurred and be continuing:

          (a) The Bank may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may sell the Collateral or any part thereof after reasonable notice to the Pledgor in one or more parcels at public or private sale or broker's board, at any of the Bank's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Bank may deem commercially reasonable. The Pledgor agrees that the Bank shall be entitled to bid for or purchase any or all of the Collateral at any such sale. The Pledgor agrees that at least ten days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Bank shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Bank may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) The Bank may (to the extent the Pledgor could do so or has done so)

               (i) transfer all or any part of the Collateral into the name of the Bank or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

               (ii) notify the parties obligated on any of the Collateral to make payment to the Bank of any amount due or to become due thereunder,

               (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

               (iv)   endorse any checks, drafts, or other
          writings in the Pledgor's name to allow collection of the Collateral,

               (v)    take control of any proceeds of the
          Collateral, and

               (vi) execute (in the name, place and stead of the Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

          SECTION 5.2  Application of Proceeds.  Except as expressly provided
                       -----------------------
elsewhere in this Agreement, all proceeds received by the Bank in respect of any sale of, collection from or other realization upon all or any part of the Collateral may, in the discretion of the Bank, be held by the Bank as Collateral for, and/or then, or at any other time thereafter applied, in full or in part by the Bank against the Secured Obligations.

          SECTION 5.3  Indemnity and Expenses.  The Pledgor hereby indemnifies
                       ----------------------
and holds harmless the Bank from and against any and all claims, losses, and liabilities growing out of or resulting from this Pledge Agreement (including enforcement of this Pledge Agreement), except claims, losses, or liabilities resulting from the Bank's gross negligence or willful misconduct. Upon demand, the Pledgor will pay to the Bank the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Bank may incur in connection with:

          (a)  the administration of this Pledge Agreement;

          (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

          (c) the exercise or enforcement of any of the rights of the Bank hereunder; or

          (d) the failure by the Pledgor to perform or observe any of the provisions hereof.

          SECTION 5.4  Rights Exercisable.  Notwithstanding anything else to the
                       ------------------
contrary herein, the Bank's rights hereunder are limited to whatever rights the Pledgor have with respect to the Collateral.


                                  ARTICLE VI

                           MISCELLANEOUS PROVISIONS

          SECTION 6.1  Credit Documents.  This Pledge Agreement is a Credit
                       ----------------
Document executed pursuant to the Credit Agreement and the Reimbursement Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement and the Reimbursement Agreement, including Article XIII of the
                                                            ------------
Credit Agreement and Article IX of the Reimbursement Agreement.
                     ----------

          SECTION 6.2  Amendments, etc.  No amendment to or waiver of any
                       ---------------
provision of this Pledge Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

          SECTION 6.3  Obligations Not Affected.  The obligations of the Pledgor
                       ------------------------
under this Pledge Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by:

          (a) any amendment or modification or addition or supplement to any Credit Document any instrument delivered in connection therewith, or any assignment or transfer thereof;

          (b) any exercise, non-exercise, or waiver by the Bank of any right, remedy, power, or privilege under or in respect of, or any release of any guaranty or collateral provided pursuant to, this Pledge Agreement or any other Credit
     Document;

          (c) any waiver, consent, extension, indulgence, or other action or inaction in respect of this Pledge Agreement or any other Credit Document or any assignment or transfer of any thereof; or

          (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation, or the like, of the Pledgor or any other Person, whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

          SECTION 6.4  Protection of Collateral.  The Bank may from time to
                       ------------------------
time, at its option, perform any act which the Pledgor agrees hereunder to perform and which the Pledgor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Bank may from time to time take any other action which the Bank reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

          SECTION 6.5  Notices, Etc.  All notices and other communications
                       -------------
provided for under this Pledge Agreement shall be in writing (including telegraphic, telex or facsimile communication) and mailed or telecommunicated or delivered at the address of such party set forth at the address set forth on the signature page of this Pledge Agreement; or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 6.5. All such
                                                      -----------
notices and communications shall, when mailed or telecommunicated, be effective upon actual receipt, or one (1) Business Day after transmitted by telex and the appropriate answerback received, transmitted by facsimile or delivered to the telegraph company, respectively, addressed as aforesaid.

          SECTION 6.6  Section Captions.  Section captions used in this Pledge
                       ----------------
Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement.

          SECTION 6.7  Severability.  Wherever possible each provision of this
                       ------------
Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

          Section 6.8  LAW.  THIS PLEDGE AGREEMENT SHALL BE CONSTRUED IN
                       ---
ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO ITS PRINCIPLES OF CHOICE OF LAW.

          SECTION 6.9  Submission to Jurisdiction.  Each of the parties to this
                       --------------------------
Pledge Agreement hereby irrevocably agree that any legal action or proceeding pertaining to this Pledge Agreement may be brought in the courts of the State of Illinois or Federal Court sitting in Chicago, Illinois. Each of the parties to this Pledge Agreement hereby irrevocably agree that service of process in such action or proceeding may be made either by mailing, by registered or certified mail, postage prepaid, a copy of the summons or complaint, or other legal process in such action or proceeding to such party at the address specified pursuant to Section 6.5. Service of process in any such action or proceeding,
            -----------
effected as aforesaid, shall be effective upon receipt by party or such agent and shall be deemed personal service upon such party and shall be legal and binding upon such party for all purposes, notwithstanding any failure by such party's agent to forward copies of such process to such party. Each of the parties to this Pledge Agreement hereby waives, to the fullest extent permitted by law, any objection it may now or hereafter have to the laying of venue in any such action or proceeding in any such court as well as any right it may now or hereafter have to remove any such action or proceeding, once commenced, to another court on the grounds of forum non conveniens or otherwise.

          IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                      PEN-TAB HOLDINGS, INC. (FORMERLY KNOWN
                                      AS PEN-TAB INDUSTRIES, INC.), a Virginia corporation


                                      By:_____________________________________
                                      Name:
                                      Title:

                                           167 Kelley Drive
                                           Front Royal, VA  22630

                                           Telephone:  (540) 622-2000
                                           Facsimile:  (540) 622-2008


                                      BANK OF AMERICA ILLINOIS


                                      By:_____________________________________
                                      Name:
                                      Title:

                                           231 South LaSalle Street
                                           Chicago, Illinois  60697
                                           Attn: L. Richard DiDonato

                                           Telephone:  (312) 828-1995
                                           Facsimile:  (312) 828-1974

                                                                    ATTACHMENT 1
                                                                              to
                                                                Pledge Agreement

Pledged Securities
------------------

Certificate #1
100 shares of Pen-Tab Industries, Inc. issued to Pen-Tab
Holdings, Inc.